EXHIBIT 99.1

                               [OBIE MEDIA LOGO]

NEWS ANNOUNCEMENT

CONTACT: GARY LIVESAY
         VICE PRESIDENT AND CFO
         (541) 686-8400

                                  JULY 14, 2003

                  OBIE MEDIA REPORTS F2003 QUARTER TWO RESULTS

                  o    QUARTERLY EBITDA DOUBLES TO $700,000
                  o PALM BEACH, FLORIDA AND LONDON, ONTARIO TRANSIT CONTRACTS RENEWED; PITTSBURGH CONTRACT WON

EUGENE, Ore. - Obie Media Corporation (Nasdaq:OBIE), a leading provider of out-of-home advertising products and services in North America, today reported financial results for its second quarter ended May 31, 2003.

Net revenue for the quarter was $10.6 million down slightly from second quarter 2002's net revenue of $10.9 million. Revenue from transit advertising was $9.05 million, down $100,000 from the year before, and revenue from billboard advertising was $1.58 million in second quarter 2003, down from $1.79 million in the previous year's second quarter. The Company reported a loss for the 2003 second quarter of $461,396 ($0.08 per share), an improvement on the same period in 2002 when the net loss was $521,548 ($0.09 per share).

Earnings before interest, taxes, depreciation and amortization (EBITDA), a common measurement for out-of-home advertising companies, was $706,887 for second quarter 2003, more than double the $342,109 for the same period last year. Year-to-date, this puts the Company ahead of last year's EBITDA by approximately $1 million.

"While media spending on transit and billboards remains relatively soft, Obie Media's cost containment strategy positions the Company well for future quarters," remarked Brian B. Obie, Chairman and CEO of the Company.

















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Net revenue for the first six months ended May 31, 2003 was $19.3 million, down from $20.5 million in the first half ended May 31, 2002. Revenue from transit advertising was $16.07 million for the first half of 2003 versus $17.05 million for the first six months ended May 31, 2002. Revenue from billboard advertising was $3.26 million for the first half of 2003 versus $3.46 million for the half ended May 31, 2002. Obie Media reported a net loss for the six months ended May 31, 2003 of ($1.5 million) or ($0.25 per share). For the same period in 2002, the net loss was ($2.04 million) or ($0.34 per share).

Obie Media is pleased to announce that it has been awarded five-year renewals by transit authorities in Palm Beach, Florida and London, Ontario, which combined should bring in $2 million annually. "These renewals in Palm Beach and London are a vote of confidence in Obie Media's transit advertising operations and position the Company for future success," said Mr. Obie pointing out that the Company's contract in Fort Lauderdale, Florida is the only other renewal due this year.

In addition, Obie won an exclusive three-year contract (plus a possible three-year extension) to provide transit advertising on the Pittsburgh, PA transit system operated by Port Authority of Allegheny County which went into effect on July 1, 2003. The contract in this top 25 US market permits the sale of Obie Media's large format graphic signature products on the exterior of buses including Full Wraps and Coach Murals in addition to traditional transit advertising products. The Company expects to generate $7-8 million over the three years.

Also, the Company has reached a significant milestone in the transit advertising industry by selling 100 fully wrapped bus displays in 100 days, representing $4 million in annual billing, during a recent promotion that began with the new fiscal year. The promotion has also brought in another 20 wraps as additional sales were made after the 100-day mark. All these wraps were designed and produced in-house.


Conference Call Information
---------------------------
A conference call to review the Company's fiscal 2003 second quarter results is scheduled for 11:30 a.m. EDT on Monday, July 14. To listen to the call, dial 800-290-2715.



















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A transcript of the conference call will be posted on the Obie Media Web site at
www.obie.com for a period of two weeks following the call. To view the transcript, click on the Investor's Corner link at the Obie Media home page and click on "Conference Call Transcript" in the upper-left-hand corner.

About Obie Media
----------------
Obie Media Corporation is a leading full-service out-of-home advertising company based in Eugene, Oregon. The Company sells, designs, produces and installs out-of-home advertising displays which include transit posters, billboards, wallscapes, transit shelters and bus benches throughout the United States and Canada. Obie Media's common stock is traded on Nasdaq Small Cap Market under the symbol "Obie." For more information, please contact Obie Media Corporation, 4211 West 11th Avenue, Eugene, Oregon 97402-5435.

Cautionary Statement Concerning Forward-looking Statements
----------------------------------------------------------
This document contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements are not based on historical facts, but rather reflect the Company's current expectations concerning future results and events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be different from any future statements. The following important factors, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements: failure to conclude favorable negotiations on pending transactions with existing transit agency partners or to successfully assimilate expanded operations; potential impairments of liquidity or capital resources; inability to generate sufficient advertising revenues to meet contractual guarantees; inability to renew existing lending arrangements as they expire; potential for cancellation or interruption of contracts with governmental agencies; a further decline in the demand for advertising in the areas where we conduct our business, or a deterioration of business conditions generally in those areas; slower than expected acceptance of our innovative display



















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products; competitive factors, including increased competition and price pressures; changes in the seasonality of our business; and changes in regulatory or other external factors; as well as those factors listed from time to time in the Company's reports. The forward-looking statements included in this document are made only as of the date of this document and under section 27A of the Securities Act and section 21E of the Exchange Act. We do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

















































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           OBIE MEDIA CORPORATION - CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

STATEMENT OF INCOME DATA:                                    Three Months Ended May           Six Months Ended May
-------------------------
                                                         ------------------------------- ------------------------------
                                                              2003            2002            2003           2002
                                                         ---------------- -------------- --------------- --------------

REVENUES:
  Transit advertising                                        $ 9,053,680    $ 9,159,873    $ 16,076,911   $ 17,053,485
  Outdoor advertising                                          1,581,634      1,790,263       3,255,963      3,462,941
                                                         ---------------- -------------- --------------- --------------
      Net revenue                                             10,635,314     10,950,136      19,332,874     20,516,426

OPERATING EXPENSES:
  Production and installation                                  1,559,641      1,516,543       2,921,725      3,123,291
  Transit and outdoor occupancy                                4,546,695      4,533,657       8,170,787      8,435,140
  Selling                                                      2,029,521      2,305,936       3,825,040      4,760,744
  General and administrative                                   1,686,656      1,923,253       3,519,593      3,894,973
  Depreciation and amortization                                  449,992        547,509         918,944      1,094,886
                                                         ---------------- -------------- --------------- --------------
             Total operating expenses                         10,272,505     10,826,898      19,356,089     21,309,034
                                                         ---------------- -------------- --------------- --------------

      Operating income (loss)                                    362,809        123,238        (23,215)      (792,608)

OTHER (INCOME) EXPENSE:
  Interest expense                                               583,760        316,148       1,127,758        632,043
                                                         ---------------- -------------- --------------- --------------
INCOME (LOSS) FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES                                        (220,951)      (192,910)     (1,150,973)    (1,424,651)

PROVISION FOR (BENEFIT) FROM INCOME TAXES                        134,531              0         134,531              0
                                                         ---------------- -------------- --------------- --------------


INCOME (LOSS) FROM CONTINUING
    OPERATIONS (1)                                             (355,482)      (192,910)     (1,285,504)    (1,424,651)

DISCONTINUED OPERATIONS, NET OF INCOME TAXES                   (105,914)      (328,638)       (218,504)      (617,858)
                                                         ---------------- -------------- --------------- --------------

NET INCOME                                                    ($461,396)     ($521,548)    ($1,504,008)   ($2,042,509)
                                                         ================ ============== =============== ==============

Earnings (loss) per share:
    Basic and diluted, from continuing operations                ($0.06)        ($0.03)         ($0.21)        ($0.24)
    Basic and diluted, discontinued operations                   ($0.02)        ($0.06)         ($0.04)        ($0.10)
    Basic and diluted, on net income (loss)                      ($0.08)        ($0.09)         ($0.25)        ($0.34)

OTHER DATA:
EBITDA (2)                                                       706,887        342,109         677,225      (315,580)
Weighted average shares outstanding (diluted)                  5,908,577      5,908,577       5,908,577      5,908,577

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(1)  Obie has adopted, effective for fiscal year 2002, the provisions of SFAS
     144 and 146, which address accounting for and reporting upon the results of discontinued operations. The fiscal 2002 data has been reclassified to conform with the fiscal 2003 presentations.

(2) The Company believes that EBITDA is widely used as one measure to evaluate the financial performance of companies in the out-of-home advertising industry, and therefore, is an appropriate supplemental measure regarding the operating performance of our business. The Company believes that EBITDA can assist in comparing out-of-home advertising company performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending on accounting methods used (particularly when acquisitions are involved) or non-operating factors (such as historical cost basis). Accordingly, this information has been disclosed to facilitate the comparative analysis of our operating performance relative to other companies in the out-of-home advertising industry. EBITDA (earnings before interest, taxes, depreciation and amortization), a non-GAAP financial measure, is defined as operating income before depreciation and amortization expense. EBITDA should not be considered in isolation or as a substitute for net income (loss), cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles, or as a measure of profitability or liquidity. Following is a reconciliation of EBITDA to net income (loss):


































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                             OBIE MEDIA CORPORATION
                             SUPPLEMENTAL DISCLOSURE
                        RECONCILIATION OF GAAP TO EBITDA
                                   (Unaudited)

                                                    Three Months Ended May                 Six Months Ended May
                                            -------------------------------------- ------------------------------------
                                                   2003               2002               2003              2002
                                            ------------------- ------------------ ----------------- ------------------

Reported GAAP net income (loss)                     ($461,396)         ($521,548)      ($1,504,008)       ($2,042,509)
Add interest expense                                   583,760            316,148         1,127,758            632,043
Add depreciation and amortization                      449,992            547,509           918,944          1,094,886
Add provision for income taxes                         134,531                  0           134,531                  0

                                            ------------------- ------------------ ----------------- ------------------
EBITDA                                                $706,887           $342,109          $677,225         ($315,580)
                                            =================== ================== ================= ==================
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                             OBIE MEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS

                                                                MAY 31 2003                      NOV. 30 2002
                                                                (Unaudited)
                                                        --------------------------------------------------------
Cash                                                                         468,182                  1,815,886
Accounts receivable                                                        5,517,215                  7,327,681
Prepaids and other current assets                                          5,958,787                  4,990,859
Deferred tax asset                                                         1,743,432                  1,732,395
                                                        --------------------------------------------------------
        Total current assets                                              13,687,616                 15,866,821

Property and equipment, net                                               15,371,017                 15,864,193
Goodwill, net                                                              5,448,552                  5,448,552
Other assets                                                                 874,931                    947,322
                                                        --------------------------------------------------------
     Total assets                                                         35,382,116                 38,126,888
                                                        ========================================================

Current portion of long-term debt                                         15,509,881                  2,847,311
Line of credit                                                             3,380,483                  2,980,483
Accounts payable                                                             307,096                    283,075
Accrued liabilities                                                        1,292,143                  1,840,217
Income taxes payable                                                         146,372                          0
Deferred revenue                                                             733,549                    767,637
                                                        --------------------------------------------------------
        Total current liabilities                                         21,369,524                  8,718,723

Deferred tax                                                               1,588,582                  1,573,729
Other liabilities                                                             94,287                          0
Long-term debt, net                                                        3,772,223                 17,707,306
                                                        --------------------------------------------------------
        Total liabilities                                                 26,824,616                 27,999,758
                                                        --------------------------------------------------------


Common stock                                                              17,272,128                 17,272,128
Foreign currency translation                                                (60,272)                      5,350
Retained Earnings (deficit)                                              (8,654,356)                (7,150,348)
                                                        --------------------------------------------------------
Shareholders equity                                                        8,557,500                 10,127,130
                                                        --------------------------------------------------------
Total liabilities and equity                                              35,382,116                 38,126,888
                                                        ========================================================